BLACKROCK PACIFIC FUND, INC.

(the “Fund”)

SUPPLEMENT DATED OCTOBER 3, 2014 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2014

Effective immediately, the Fund’s Statement of Additional Information is amended hereby as follows:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Manager” is revised as set forth below:

The heading and first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Managers

Andrew Swan and Oisin Crawley, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The subsection entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are jointly and primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended December 31, 2013.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Swan	0	19	3	0	0	0
	$0	$3.83 Billion	$1.31 Billion	$0	$0	$0
Oisin Crawley, CFA*	0	4	0	0	0	0
	$0	$1.18 Billion	$0	$0	$0	$0

* Information provided for Mr. Crawley is as of August 31, 2014.

The first sentence of the subsection entitled “Portfolio Manager Compensation Overview” is deleted and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of August 31, 2014.

The last sentence of the first paragraph of the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted and replaced with the following:

With respect to the portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager		Applicable Benchmarks

Andrew Swan

MSCI All Country Asia Pacific ex Japan

MSCI AC Asia ex Japan NDR

MSCI SE Asia Index

FTSE W Asia Pac ex Japan GDR

MSCI All Country World Far East ex Japan

MSCI Golden Dragon ND

MSCI China 10/40

MSCI China A Share Index

MSCI AC Asia Pacific Net TR

MSCI Developed — Japan Index

TOPIX

FTSE Developed — Japan

Oisin Crawley, CFA	`

MSCI All Country Asia Pacific ex Japan
MSCI AC Asia ex Japan NDR
MSCI SE Asia Index
FTSE W Asia Pac ex Japan GDR
MSCI China 10/40
MSCI AC Asia Pacific Net TR
MSCI Developed – Japan Index
FTSE Developed – Japan

The last sentence of the subsection entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted and replaced with the following:

Messrs. Swan and Crawley are eligible to participate in these plans.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of the fiscal year ended December 31, 2013.

Portfolio Manager	Dollar Range
Andrew Swan	None
Oisin Crawley, CFA*.	None

___________________

* Information provided for Mr. Crawley is as of August 31, 2014.

The three sentences in the first paragraph of the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mr. Crawley may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Crawley may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-10073-1014SUP